Financial liabilities	12 Months Ended
Dec. 31, 2023
Disclosure of financial liabilities [abstract]
Financial liabilities	Financial liabilities
Accounting policies for financial liabilities are described in Note 14 - Financial instruments included in the statement of financial position and impact on income.’
Details of financial liabilities

	As of December 31,
(in thousands of euros)	2023	2022
Lease liabilities – Short term	1,199	962
Repayable BPI loan advances - Short term	592	500
PGE Loans*	2,583	2,632
EIB Loan – Short term	649	467
Total current financial liabilities	5,022	4,560
Lease liabilities – Long term	3,883	4,568
Repayable BPI loan advances – Long term	1,872	2,258
PGE Loans*	4,028	6,495
EIB loan – Long term	35,761	35,287
Total non-current financial liabilities	45,543	48,608
Total financial liabilities	50,565	53,169
(*)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans

Repayable BPI loan advances
The Company received repayable advances from Banque Publique d’Investissement (formerly known as OSEO Innovation). Some of these advances are interest-free and are fully repayable in the event of technical and/or commercial success.
The other advances bear 1.56% interest. The amount to be reimbursed corresponds to the amount received to date, €2.1 million, increased by the interest amount (see Note 12.1).
In June 2020, Curadigm SAS obtained a €500 thousand conditional advance from Bpifrance, €350 thousand of which was received at the signature date. The remaining €150 thousand was released by Bpifrance after the completion of the project in October 2022, and the funds were received in January 2023.

EIB loan
In July 2018, the Company obtained a fixed rate and royalties-based loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three tranches. The first tranche, with a nominal value of €16 million, was received in October 2018 and would have been initially repaid in full in 2023. The accumulated fixed-rate interest related to this tranche was to be paid at the principal repayment date. The second tranche, with a nominal value of €14 million, was received in March 2019 and was initially to be repaid between 2021 and 2024. The accumulated fixed-rate interest related to this second tranche was initially to be paid twice a year together with the principal due.
The specific conditions for the third tranche were not fulfilled before the July 31, 2021 deadline. Accordingly, the third tranche is no longer available to the Company.
Pursuant to the Amendment Agreement signed on October 18, 2022, as described in Note 4.4 - Financing Agreement with the European Investment Bank (“EIB”), the Company determined that the modifications to the agreement are substantial and it is to be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability in accordance with IFRS 9.
Therefore the Company estimated the fair value of the new debt that shall be recorded as a liability at the Amendment Agreement date. The fair value of the new debt was equal to the present value of the probable future cash flows based on management business plan using an average discount rate representing the prevailing market conditions at date.
Consequently the company recognized a financial loss of €6.9 million arising from the difference between (i) the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million). After initial recognition of the new debt, this financial liability has been measured at amortized cost.

Pursuant to the terms of the Amendment Agreement, the Company is also required:
•during a six-year royalty calculation period commencing upon commercialization of NBTXR3, to pay (on each June 30 with respect to the preceding year within the calculation period) additional interest in the form of royalties, calculated according to the number of tranches that have been withdrawn and indexed on the annual sales turnover (see Note 4.4 - Financing Agreement with the European Investment Bank (“EIB”)). On the date of the Amendment Agreement, the Company calculated estimated future royalties based on its forecast of future annual sales turnover, and this estimated amount was included in the amortized cost of the loan. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original average discount rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable; and
•to pay to the EIB a milestone totaling €20 million which was initially due and payable in two equal instalments. An advance payment of this milestone shall be paid if and when the Company receives upfront or milestone revenues from deals. The amount of the milestone was included in the amortized cost of the loan. For the year ended December 31, 2023 the Company paid an aggregate amount of €0.8 million as advance payment of this milestone, including advance payment in connection with the financial covenant waiver as described below.
As part of the Amendment Agreement signed in October 2022, the Company was initially required to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB .
At last, the EIB has finally agreed to the removal of this minimum cash and cash equivalent covenant, effective October 13, 2023, subject to the following conditions: (i) the Company’s repayment of the PIK prepayment amount of approximately €5.4 million in accordance with the terms of the EIB loan in respect of PIK interest accrued through October 12, 2023 (the “PIK prepayment condition”), (ii) the introduction of an additional mechanism for further prepayment of the €20.0 million milestone payment required under the EIB loan, which will require prepayments equal to a tiered low single digit percentage of future equity or debt financing transactions raising up to an aggregate of €100 million, on a cumulative basis, increasing to a mid-single digit percentage for such financings greater than €100 million (the “Milestone Prepayment Mechanism”).
The PIK prepayment condition was satisfied on October 12, 2023, allowing the definitive waiver removal.
The additional prepayment condition on the €20.0 million milestone was met further to the global offering equity raise subscribed between November and December 2023, triggering the prepayment of €0.8 million to the EIB (outstanding balance of €19.2 million still due as of December 31, 2023).
All other covenants included in the 2018 finance contract remain unchanged.
The company estimated the fair value of the new debt, which required determining the present value of estimated discounted future cash flows using an average interest rate representing the prevailing market conditions at the restructuring date. The estimation involved projecting debt cash outflows based on net sales included in the Business Plan as determined by the company's Strategy direction.
Fixed flows, including principal repayments and interest payments at a fixed rate are consistent with the payments of a standard corporate borrowing or bond. To estimate the present value of these fixed flows, the company has determined a discounting rate consisting of a base rate and a credit spread. The base rate was estimated by considering EUR-denominated interest rate swaps at different maturities matching principal and interest payments at financing date (October 18, 2022), while the credit spread was determined by considering corporate bond spread curves of American and European healthcare groups at financing date, assuming a CCC rating for the company. The average between EUR and USD curves was retained due to the company’s international operations, and the high volatility of the EUR curve was also taken into account. The discount rate for fixed flows ranged from 14.95% to 16.09%, depending on the maturity, with the new financing denominated in EUR.
Future royalty payments depend on the company’s net sales forecast and therefore depends on its financial performance. Accordingly, in order to estimate the present value of royalty payments, the company has retained a Weighted Average Cost of Capital (“WACC”) applicable to Nanobiotix, which is traditionally used to discount future operating cash flows which are exposed to standard operating risk (without taking into account the risk of unsuccessful development of studies which is already captured in the cashflows). Using a detailed calculation methodology, the company has estimated the WACC on October 18, 2022 at 30%.

The combination of the above results is an average discount rate of 21.3%.

Consequently the company recognized a financial loss of €6.9 million arising from the difference between (i) the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million). After initial recognition of the new debt, this financial liability will be measured at amortized cost based on an average discount interest rate of 21.3%.
The P&L impact of fair value comprised both the effect of determining the initial fair value of the debt and the impact of discounting over the year (from October 18, 2022, to December 31, 2022, equivalent to €1.4 million).

In the course of the year 2023, following the execution of the license agreement with Janssen (see Note 4.1 - Janssen Agreement), the Company reassessed the present value of estimated discounted future cash flows using the initial discount rate of 21.3%. Consequently, the Company recorded a catch-up adjustment to the debt through profit and loss for an amount of €0.3 million.

As of December 31, 2023, the Company conducted a sensitivity analysis, changing the key assumptions used to determine the amortized cost and the fair value of the EIB loan :

• Debt at amortized cost - sensitivity

•Commercialization date sensitivity analysis
With constant average discount rate and cumulated net sales :

(in thousands of euros)	As of December 31, 2023
Commercialization date sensitivity	Total debt at amortized cost	P&L impact	Global impact
Based date	36,409	—	—
1 year after	33,982	2,427	2,427
(*) one year postponing versus first year of commercialization

•Cumulated net sales sensitivity analysis
With constant average discount rate and commercialization date :

(in thousands of euros)	As of December 31, 2023
Cumulated net sales sensitivity	Total debt at fair value	P&L impact	Global impact
Net sales -10%	36,718	309	309
Based cumulated net sales	36,409	—	—
Net sales +10%	36,100	(309)	(309)

•Debt at fair value - sensitivity

•Commercialization date sensitivity analysis
With the same average discount rate and cumulated net sales :

(in thousands of euros)	As of December 31, 2023
Commercialization date sensitivity	Total debt at amortized cost	P&L impact	Global impact
Based date	38,699	—	—
1 year after	35,749	2,950	2,950
(*) one year postponing versus first year of commercialization

•Cumulated net sales sensitivity analysis
With constant average discount rate and commercialization date :

(in thousands of euros)	As of December 31, 2023
Cumulated net sales sensitivity	Total debt at fair value	P&L impact	Global impact
Net sales -10%	38,906	207	207
Based cumulated net sales	38,699	—	—
Net sales +10%	38,492	(207)	(207)
PGE loans
The Company announced in June 2020 that it received approval for financing from both HSBC and Bpifrance for €5 million each in the form of state-guaranteed loans (“Prêts Garantis par l’État”, or “PGE” in France).
This “HSBC” loan is booked at amortized cost for a minimum of 12 months and allows the Company to delay the reimbursement of this 12 months loan by 1 to 5 years. The Company used this option and the reimbursement date was delayed by 1 year, starting in September 2022. The effective interest rate amounts to 0.31%. As of December 31, 2023, €1.3 million was repaid from HSBC PGE loan.
On July 10, 2020, the Company entered into the second €5 million PGE loan with Bpifrance (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE loan has a six-year term and is 90% guaranteed by the French State. The Bpifrance PGE loan did not bear any interest for the first 12-month period but, following such 12-month period and for the subsequent 5 years, bears an interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan is being reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026. As of December 31, 2023, €1.4 million was repaid from Bpifrance PGE.

12.1 Conditional advance, bank loan and loans from government and public authorities

The table below shows the detail of liabilities recognized on the statements of financial position by type of conditional advances and loans from government and public authorities.
Conditional advances and loans from government and public authorities

(in thousands of euros)	Bpifrance advance	Interest-free Bpifrance loan	EIB Loan	Curadigm Bpifrance advance	Total
As of January 1, 2022	2,266	493	26,374	300	29,433
Principal received	—	—	—	—	—
Impact of discounting and accretion	3	7	6,855	17	6,882
Accumulated fixed interest expense accrual	47	—	1,643	—	1,690
Accumulated variable interest expense accrual	—	—	3,740	—	3,740
Repayment	—	(375)	(2,858)	—	(3,233)
As of December 31, 2022	2,316	125	35,754	317	38,512
Principal received	—	—	—	150	150
Impact of discounting and catch-up	16	—	(285)	(20)	(289)
Accumulated fixed interest expense accrual	34	—	2,385	—	2,419
Accumulated variable interest expense accrual	—	—	5,195	—	5,195
Repayment	(300)	(125)	(6,639)	(50)	(7,114)
As of December 31, 2023	2,066	—	36,409	397	38,873
For the fiscal year ending December 31, 2023, the changes in the EIB's debt is primarily attributable to the increase in accumulated accrued variable interests following the Amendment Agreement, almost fully offset by the repayments made during 2023, which the most significant is the €5.4 million PIK interest payment to EIB executed as of October 12, 2023 in accordance with the waiver removal conditions, and an aggregate amount of €0.8 million paid as advance milestones payments, including the advance payment in connection with the financial covenant waiver. (See Note 4.4)
Also, in the course of the year 2023, following the execution of the license agreement with Janssen (see Note 4.1 - Partnership with Janssen Pharmaceutica NV and Share Purchase Agreement with Johnson & Johnson Innovations - JJDC), the Company reassessed the present value of estimated discounted future cash flows using the initial discount rate of 21.3%. Consequently, the Company recorded a catch-up adjustment to the debt through profit and loss for an amount of €0.3 million.
During the year ended December 31, 2022 the increase in the EIB loan of €6.9 million relates to the impact in the framework of the Amendment Agreement with EIB. The Company determined that the modifications of the agreement are substantial and is to be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability in accordance with IFRS 9 This financial loss arises from the difference between the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability as of the Amendment Agreement date (€34.4 million). (See Note 4.4)
The expected royalty payments, previously estimated at €3.4 million as of December 31, 2021, according to the former EIB contract, have been updated to €32.4 million as of December 31, 2022, due to the revised terms of the EIB debt amendment and the adjusted sales forecast. As of December 31, 2023, the royalty payments to be made in the future are now estimated at €36.6 million, reflecting the latest revisions made to the sales forecast in 2023.

Bank loan

(in thousands of euros)	HSBC “PGE” (1)	Bpifrance “PGE” (1)	Total
As of January 1, 2022	5,030	5,038	10,068
Principal received	—	—	—
Impact of discounting and accretion	(1)	(7)	(8)
Accumulated fixed interest expense accrual (2)	42	111	153
Repayment	(661)	(425)	(1,086)
As of December 31, 2022	4,409	4,717	9,127
Principal received	—	—	—
Impact of discounting and accretion	(9)	(6)	(15)
Accumulated fixed interest expense accrual (3)	41	90	131
Repayment	(1,287)	(1,345)	(2,632)
As of December 31, 2023	3,155	3,457	6,612
(1)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans
(2) In 2022 the fixed interest accrual refers to guaranteed fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.
(3) In 2023 the fixed interest accrual refers to guaranteed fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.

12.2 Lease liabilities

The table below shows the detail of changes in lease liabilities recognized on the statements of financial position over the periods disclosed:

(in thousands of euros)	Lease liabilities
As of January 1, 2022	6,519
New lease contracts	—
Indexation effect on current lease commitment	252
Impact of discounting and accretion	(26)
Fixed interest expense	238
Repayment of lease	(1,331)
Early termination of lease contracts	(122)
As of December 31, 2022	5,530
New lease contracts	—
Indexation effect on current lease commitment	376
Impact of discounting and accretion	(31)
Fixed interest expense	203
Repayment of lease	(996)
Early termination of lease contracts	—
As of December 31, 2023	5,081

12.3 Changes in liabilities arising from financing activities

The table below shows the detail of changes in liabilities arising from financing activities, including both changes arising from cash flows and non-cash changes.

(in thousands of euros)	Bpifrance advance	Interest-free Bpifrance loan	Curadigm Bpifrance advance	EIB Loan	HSBC “PGE”	Bpifrance “PGE”	Lease Liabilities	Total
January 1, 2022	2,266	493	300	26,374	5,030	5,038	6,519	46,020
Principal received	—	—	—	—	—	—	252	252
Decrease in loans and conditional advances	—	(375)	—	(2,333)	(622)	(313)	—	(3,642)
Interest paid	—	—	—	(525)	(39)	(113)	—	(677)
Interest paid (IFRS 16)	—	—	—	—	—	—	—	—
Payment of lease liabilities	—	—	—	—	—	—	(1,331)	(1,331)
Early termination of lease contracts	—	—	—	—	—	—	(122)	(122)
Cash flows from financing activities	—	(375)	—	(2,858)	(661)	(425)	(1,079)	(5,520)
Indexation effect on current lease commitment	—	—	—	—	—	—	—	—
Impact of discounting and catch-up	3	7	—	6,855	(1)	7	(26)	6,848
Accumulated fixed interest expense accrual	47	—	—	1,643	42	111	238	2,081
Accumulated variable interest expense accrual	—	—	—	3,740	—	—	—	3,740
Non-cash from financing activities	50	7	—	12,238	41	104	212	12,669
As of December 31, 2022	2,316	125	317	35,754	4,409	4,717	5,530	53,169
Principal received	—	—	150	—	—	—	—	150
Decrease in loans and conditional advances	(300)	(125)	(50)	—	(1,246)	(1,250)	—	(2,971)
Interest paid	—	—	—	(6,639)	(41)	(95)	—	(6,775)
Interest paid (IFRS 16)	—	—	—	—	—	—	(203)	(203)
Payment of lease liabilities	—	—	—	—	—	—	(793)	(793)
Cash flows from financing activities	(300)	(125)	100	(6,639)	(1,287)	(1,345)	(996)	(10,592)
Indexation effect on current lease commitment	—	—	—	—	—	—	376	376
Impact of discounting and catch-up	16	—	(20)	(285)	(9)	(6)	(31)	(334)
Accumulated fixed interest expense accrual	34	—	—	2,385	41	90	—	2,550
Accumulated variable interest expense accrual	—	—	—	5,195	—	—	201	5,396
Non-cash from financing activities	50	—	(20)	7,295	32	84	547	7,988
As of December 31, 2023	2,066	—	397	36,409	3,155	3,457	5,081	50,565
12.4 Due dates of the financial liabilities

The due dates for repayment of the advances loans and lease liabilities at their nominal value and including fixed-rate interest are as follows:

	As of December 31, 2023
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	500	1,637	—	—
Interest-free Bpifrance loan	—	—	—	—
Curadigm interest-free Bpifrance advance	100	200	175	—
HSBC “PGE”	1,285	1,904	—	—
Bpifrance “PGE”	1,317	2,237	—	—
EIB fixed rate loan	692	19,946	17,872	51,246
Lease liabilities	1,219	2,434	1,227	621
Total	5,113	28,358	19,274	51,867

	As of December 31, 2022
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	300	1,300	837	—
Interest-free Bpifrance loan	125	—	—	—
Curadigm interest-free Bpifrance advance	75	200	75	—
HSBC “PGE” (1)	1,287	2,557	631	—
Bpifrance “PGE” (1)	1,345	2,605	948	—
EIB fixed rate loan	467	7,630	30,184	19,869
Lease liabilities	962	2,292	1,904	971
Total	4,560	16,584	34,579	20,840
(1)”The Company will reimburse the two “PGE”or (“Prêts garantis par l’Etat” or state-guaranteed loans) over 5 years with a deferral of 1 year (last reimbursement being in 2026), for the reasons mentioned in the paragraph below.

The long-term debt obligations relate to the fixed and variable rate interest and principal payable on repayable advances, on interest-free Bpifrance loan, on EIB loan, PGE loans and lease liabilities. These amounts reflects the committed amounts under those contracts as of December 31, 2023.
As of December 31, 2023, the table above indicates that the EIB loan's outstanding balance is €89.8 million, which includes €33.9 million for the principal and fixed rate interest to be paid over the term of the loan, out of which €6.6 was expensed during the year ended December 31, 2023, €19.2 million of milestones to be paid under the new Milestone advance payments mechanism schedule which will require prepayments equal to a tiered low single digit percentage of future equity or debt financing transactions raising up to an aggregate of €100 million, on a cumulative basis, increasing to a mid-single digit percentage for such financings greater than €100 million, and €36.6 million for the estimated royalty payments to be made in the future, based on the forecasted sales expected to be generated by the Company’s partners during the six-year period beginning upon NBTXR3 commercialization.(see Notes 4.4 and 12.1).
The outstanding balance of the EIB loan included in the table above was €58.1 million as of December 31, 2022, including €12.8 million of total fixed rate interest to be paid over the term of the loan, out of which €2.3 million was expensed during the year ended December 31, 2022 and €20 million of milestones payable in two equal installments at the earlier on, respectively, June 30, 2026 and June 30, 2027 and, failing to commercialize, at the new maturity date of the loan. The balance in the table above does not include €32.4 million of estimated royalty payment, based on the consolidated forecasted sales expected to be generated by the Company during the six-year period beginning upon NBTXR3 commercialization (see Notes 3.2, 4.3 and 12.1).